SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2005

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2005, Leap Wireless International, Inc. (the “Company”) appointed S. Douglas Hutcheson as president and chief financial officer.

Prior to this appointment, Mr. Hutcheson, 48, served as executive vice president and chief financial officer of the Company since January 2004. Mr. Hutcheson previously served the Company as senior vice president and chief financial officer since August 2002, as senior vice president, chief strategy officer from March 2002 to August 2002, as senior vice president, product development and strategic planning from July 2000 to March 2002, as senior vice president, business development from March 1999 to July 2000 and as vice president, business development from September 1998 to March 1999. From February 1995 to September 1998, Mr. Hutcheson served as vice president, marketing in the Wireless Infrastructure Division at Qualcomm. Before joining Qualcomm, Mr. Hutcheson held operational and technical management positions at Solar Turbines, Inc. for 13 years. Mr. Hutcheson holds a B.S. in mechanical engineering from California State Polytechnic University and an M.B.A. from University of California, Irvine. Since the date of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on May 13, 2004, Mr. Hutcheson has continued to be an employee of Cricket Communications, Inc., the principal operating subsidiary of the Company (“Cricket”), and in such capacity has received employment compensation in the ordinary course of business.

On January 10, 2005, Cricket and the Company entered into an Employment Agreement with S. Douglas Hutcheson. A description of this agreement is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2005, along with a copy of the Employment Agreement filed as an exhibit thereto, and both the description of the Employment Agreement and the Employment Agreement are incorporated by reference herein.

On January 11, 2005, Leap issued a press release announcing Mr. Hutcheson’s appointment as president and chief financial officer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated January 11, 2005.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: January 14, 2005	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 11, 2005.